Exhibit 99.4

SPARKING EVENTS, INC.
(A Development Stage Company)

UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
NOVEMBER 30, 2008
(STATED IN U.S. DOLLARS)

SPARKING EVENTS, INC.
(A Development Stage Company)

CONTENTS

Page

Accountants’ Compilation Report	1

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements	2

Unaudited Pro Forma Condensed Combined Balance Sheet	3

Unaudited Pro Forma Condensed Combined Statements of Operations	4 - 5

Notes to Unaudited Pro Forma Condensed Combined Financial Statements	6

To the Board of Directors
Sparking Events, Inc.
Carson City, NV

We have compiled the accompanying pro forma financial information as of November 30, 2008, for the year ended February 29, 2008, and for the nine months ended November 30, 2008, reflecting the business combination of Sparking Events, Inc. (a development stage company) and Aplus International Ltd. (consisting of Xodtec Technology, Inc., Targetek Co., Ltd., and Up-Tech Technology Co., Ltd.) in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The historical condensed financial statements are derived from the historical financial statements of Xodtec Technology, Inc., Targetek Co., Ltd., and Up-Tech Technology Co., Ltd., which were audited by us, and of Sparking Events, Inc., which were audited for the year ended February 29, 2008 by other accountants.  The historical condensed financial statements are derived from the historical unaudited statements of Sparking Events, Inc. for the nine months ended November 30, 2008.

A compilation is limited to presenting pro forma financial information that is the representation of management. We have not audited or reviewed the accompanying pro forma financial information and, accordingly, do not express an opinion or any other form of assurance on it.

The objective of this pro forma financial information is to show what the significant effects on the historical information might have been had the transaction occurred at an earlier date. However, the pro forma financial information is not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

/s/ Brock, Schechter & Polakoff, LLP
Buffalo, New York
April 20, 2009

Sparking Events, Inc. (A Development Statement Company)
Pro Forma Financial Information

Introduction to Unaudited Pro Forma
Condensed Combined Financial Statements
November 30, 2008

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of the acquisition of Aplus International Ltd. (Aplus), a disregarded entity consisting of Xodtec Technology, Inc. (Xodtec), Targetek Co., Ltd. (Targetek), and Up-Tech Technology Co., Ltd., (Up-Tech), by Sparking Events, Inc. (Sparking) (the “Exchange Transaction”).  The unaudited pro forma condensed combined financial statements were prepared using the historical financial statements of Sparking, Xodtec, Targetek, and Up-Tech.  Please note that the unaudited proforma condensed combined financial statements should be read in conjunction with the historical financial statements of Sparking, Xodtec, Targetek, and Up-Tech, respectively.  Sparking’s financial information can be found in its Annual Report on Form 10-K for the fiscal year ended February 29, 2008 and quarterly report on Form 10-Q for the nine months ended November 30, 2008.  The financial information of Xodtec, Targetek, and Up-Tech is filed together with this Unaudited Pro Forma Condensed Combined Financial Statements on Form 8-K.

The unaudited pro forma condensed combined balance sheet as of November 30, 2008 combines the unaudited condensed balance sheet of Sparking as of November 30, 2008 and the audited balance sheets of Xodtec, Targetek, and Up-Tech, respectively, as of December 31, 2008 and assumes that the Exchange Transaction was consummated on November 30, 2008.

The unaudited pro forma condensed combined statements of operations for the year ended February 29, 2008 and for the nine months ended November 30, 2008 assume that the Exchange Transaction was consummated on March 1, 2007.  The unaudited pro forma condensed combined statement of operations for the year ended February 29, 2008 combines the audited statement of operations of Sparking for the year ended February 29, 2008 with the audited statements of operations of Xodtec, Targetek, and Up-Tech for the year ended December 31, 2007.  The unaudited proforma condensed combined statement of operations for the nine months ended November 30, 2008 combines the unaudited statement of operations of Sparking for the nine months ended November 30, 2008 with the audited statements of operations of Xodtec, Targetek, and Up-Tech for the year ended December 31, 2008.

The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Exchange Transaction occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period.  You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Exchange Transaction.

The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

Sparking Events, Inc. (A Development Statement Company)
Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Balance Sheet
November 30, 2008
(Stated in U.S. Dollars)

	December 31, 2008			November 30, 2008	Pro Forma		Pro Forma
Assets	Xodtec	Targetek	Up-Tech	Sparking	Adjustments		Combined
Current assets
Cash and cash equivalents	$7,281	$152,302	$13,333	$-	$-		$172,916
Accounts receivable, net	290,550	227,243	241,622	-	-		759,415
Inventory	11,733	-	148,800	-	-		160,533
Other current assets	42,789	19,202	6,870	-	-		68,861
Total current assets	352,353	398,747	410,625	-	-		1,161,725

Fixed assets
Cost	84,865	46,240	31,113	-	-		162,218
Less: accumulated depreciation	(23,679)	(38,761)	(26,063)	-	-		(88,503)
Net fixed assets	61,186	7,479	5,050	-	-		73,715

Other assets	33,801	33,969	9,943	-	-		77,713

	$447,340	$440,195	$425,618	$-	$-		$1,313,153

Liabilities & Stockholders' Equity (Deficit)
Current liabilities
Accounts payable and accrued liabilities	$51,963	$71,791	$241,568	$2,418	$86,000	c	$453,740
Income tax payable	-	41,560	144,333	-	-		185,893
Related party payable	559,805	112,042	110,358	5,788	-		787,993
Other current liabilities	2,962	38,733	2,755.0000	-	-		44,450
Total current liabilities	614,730	264,126	499,014	8,206	86,000		1,472,076

Stockholders' equity (deficit)
Common stock, $0.001 par value, 75,000,000	31,686	957,223	160,784	9,460	(1,144,360)	a	5,905
shares authorized, 5,905,001 shares issued					(9,000)	b
and outstanding					112	c
Additional paid in capital	-	-	-	8,740	1,117,954	a	1,218,267
					(8,315)	b
					99,888	c
Treasury stock, at cost	-	-	-	-	17,315	b	17,315
Accumulated deficit	(199,035)	(485,434)	(174,080)	(26,406)	26,406	a	(1,044,549)
					(186,000)	c
Accumulated other comprehensive income	(41)	(295,720)	(60,100)	-	-		(355,861)
Total stockholders' equity (deficit)	(167,390)	176,069	(73,396)	(8,206)	(86,000)		(158,923)

	$447,340	$440,195	$425,618	$-	$-		$1,313,153

See accountants’ compilation report.

Sparking Events, Inc. (A Development Statement Company)
Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Statements of Operations
For the Nine Months Ended November 30, 2008
(Stated in U.S. Dollars)

	For the Year Ended December 31, 2008			For the Nine Months Ended November 30, 2008	Pro Forma		Pro Forma
	Xodtec	Targetek	Up-Tech	Sparking	Adjustments		Combined

Sales-net	$730,969	$852,925	$1,068,801	$-	$-		$2,652,695
Cost of goods sold	(200,249)	(289,001)	(353,856)	-	-		(843,106)

Gross profit	530,720	563,924	714,945	-			1,809,589

Operating expenses	(268,533)	(261,080)	(122,454)	(13,572)	(186,000)	c	(851,639)
Research and development expenses	(690)	-	-	-	-		(690)

Operating income (loss)	261,497	302,844	592,491	(13,572)	(186,000)		957,260

Non-operating income and gains	5	4,401	194	-	-		4,600

Non-operating expenses and losses	-	(5,739)	(8,907)	-	-		(14,646)

Income (loss) before income taxes	261,502	301,506	583,778	(13,572)	(186,000)		947,214

Income tax expense	-	(41,792)	(143,270)	-	-		(185,062)

Net income (loss)	$261,502	$259,714	$440,508	$ (13,572)	$ (186,000)		$762,152

Income (loss) per share	$2.62	$0.12	$1.30	$-			$0.13

Weighted average number of shares outstanding	100,000	2,200,000	340,000	9,000,000			6,025,000

See accountants’ compilation report.

Sparking Events, Inc. (A Development Statement Company)
Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Statements of Operations
For the Year Ended February 28, 2008
(Stated in U.S. Dollars)

	For the Year Ended December 31, 2007						For the Year Ended February 29, 2008		Pro Forma	Pro Forma
	Xodtec		Targetek		Up-Tech		Sparking		Adjustments	Combined

Sales-net		$-		$413,854		$478,357		$-	$-		$892,211
Cost of goods sold		-		(218,814)		(392,253)		-	-		(611,067)

Gross profit		-		195,040		86,104		-	-		281,144

Operating expenses		(197,687)		(312,884)		(94,745)		(10,908)	-		(616,224)
Research and development expenses		(65,738)		-		-		-	-		(65,738)

Operating loss		(263,425)		(117,844)		(8,641)		(10,908)	-		(400,818)

Non-operating income and gains		17,583		106		-		-	-		17,689

Non-operating expenses and losses		(52)		(15,830)		(861)		-	-		(16,743)

Loss before income taxes		(245,894)		(133,568)		(9,502)		(10,908)	-		(399,872)

Income tax expense		-		-		-		-	-		-

Net loss	$	(245,894)	$	(133,568)	$	(9,502)	$	(10,908)	$-	$	(399,872)

Loss per share	$	(2.46)	$	(0.06)	$	(0.03)	$	(0.00)		$	(0.07)

Weighted average number of shares outstanding		100,000		2,200,000		340,000		9,000,000			6,025,000

See accountants’ compilation report.

Sparking Events, Inc. (A Development Statement Company)
Pro Forma Financial Information

1.	Basis of Presentation

During April 2009, Sparking acquired Aplus by issuing 5,333,334 common shares at par value of $0.001, to the then shareholders of Aplus, in exchange for all of their issued and outstanding common stock in Aplus.  Aplus became the wholly-owned subsidiary of Sparking.  Immediately following the closing, 9,000,000 shares of outstanding common stock of Sparking are to be canceled.

Prior to the acquisition of Xodtec, Targetek, and Up-Tech in 2009, Aplus was a non-operating entity.  For purposes of the Sparking acquisition, Aplus is considered a disregarded entity.

The Exchange Transaction is deemed to be a reverse acquisition.  In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, Sparking (the legal acquirer) is considered the accounting acquiree and Aplus (the legal acquiree) is considered the accounting acquirer.  The financial statements of the combined entity will in substance be those of Aplus, with the assets, liabilities, revenue and expenses of Sparking being included effective from the date of the consummation of the Exchange Transaction.  Sparking is deemed to be a continuation of the business of Aplus.  The outstanding stock of Sparking prior to the Exchange Transaction will be accounted for at its net book value and no goodwill will be recognized.

2.	Unaudited Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

a.
To record issuance of 5,333,334 shares of common stock of Sparking at $0.001 per share to the then shareholders of Aplus in exchange for all of their issued and outstanding common stock in Aplus and to recapitalize for the Exchange Transaction.

b.	To cancel 9,000,000 shares of common stock previously issued by Sparking at $0.001 per share.

c.	To record the costs and service fees relating to the services rendered associated with the Exchange Transaction including 111,667 shares of common stock to be issued in lieu of payment.